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American
   Express(R)
 Partners Funds

AXP(R) Partners
   Growth
      Fund

AXP Partners Growth Fund seeks to provide shareholders with long-term growth of capital.

PROSPECTUS
MARCH 5, 2003

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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AMERICAN
   EXPRESS(R)

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                   3p

Goal                                                       3p

Principal Investment Strategies                            3p

Principal Risks                                            5p

Fees and Expenses                                          6p

Past Performance                                           7p

Investment Manager                                         9p

Other Securities and Investment Strategies                11p

Buying and Selling Shares                                 11p

Valuing Fund Shares                                       11p

Investment Options                                        12p

Purchasing Shares                                         13p

Transactions Through American Express
   Brokerage or Third Parties                             16p

Sales Charges                                             16p

Exchanging/Selling Shares                                 19p

Distributions and Taxes                                   22p

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2p   --   AXP PARTNERS GROWTH FUND   --   2003 PROSPECTUS

The Fund

GOAL
AXP Partners Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES
The Fund's assets are primarily invested in publicly traded U.S. securities. The Fund will invest mainly in large cap companies but may invest in companies of any size or capitalization. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of equity investments that have sufficient growth potential for consistent long-term growth. The Fund will generally select established companies with revenue and profits that are either stable and predictable or growing at above average rates.

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration, distribution and oversight of the subadvisers. AEFC has selected two independent asset managers to subadvise the Fund: Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co., ("GSAM") and Eagle Asset Management, Inc., a subsidiary of Raymond James Financial, Inc. ("Eagle"). Each of the asset managers acts independently of the other and uses its own methodology for selecting stocks.

GOLDMAN SACHS ASSET MANAGEMENT (GSAM)
GSAM's growth team's investment philosophy is "wealth is created through the long-term ownership of a growing business." Throughout the investment process, the team views each purchase as if it were buying the entire business enterprise.

GSAM's investment approach is to look at individual companies to find those companies whose stocks will appreciate as a result of the above average long-term growth of the underlying business. In selecting stocks, GSAM identifies potential investments through an extensive research process, focusing on key characteristics including strong business franchises with characteristics like an established brand name, dominant market share, recurring revenue stream and high returns on invested capital. Other favorable characteristics include strong earnings growth, a long product life cycle and favorable demographic trends. GSAM research also focuses on the strength of the company's management team.

The GSAM decision to sell or reduce a stock depends on many factors, including, but not limited to, a deterioration in the business fundamentals; when the price of the stock substantially exceeds what GSAM deems to be the worth of the business; if a holding grows beyond the weight with which GSAM is comfortable from a risk perspective; and when the company is acquired or becomes the subject of a leveraged buy-out.

If a company continues to operate within GSAM expectations, even if the stock price has declined significantly, GSAM may continue to hold it if they believe that the worth of the business does not coincide with the stock price. Decisions are based on the reward/risk opportunity.

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3p   --   AXP PARTNERS GROWTH FUND   --   2003 PROSPECTUS

EAGLE
Eagle uses an investment approach based on fundamental research to determine which stocks to purchase. Eagle also evaluates economic trends in regards to the overall economy and sector-specific conditions. After determining relative growth rates, economic prospects and competitive factors, Eagle will determine the approximate weights it will consider holding in each sector.

Eagle's stock selection process focuses on fundamental trends and specific companies that can benefit from these trends to produce strong growth in revenue, earnings, and cash flow. Quantitative analysis is incorporated into Eagle's investment process as a tool to manage risk and is sometimes used to confirm or refute an investment decision based on fundamental research.

An extensive research process is used to identify potential investments. In selecting stocks, Eagle focuses on the following characteristics (1) above average projected earnings per share growth (2) a high profit margin, or (3) consistency and predictability of earnings. The portfolio manager selects common stocks for Eagle's portion of the fund based, in part, on the sustainability of a company's competitive advantage in the marketplace and the strength of its management team.

Eagle's decision to sell or reduce holdings of a stock depends on many factors. Eagle will consider selling a stock when:

o    Fundamentals   of  a   company   deteriorate,   adversely   impacting   its
     competitiveness, growth rate or earnings power

o    A position size becomes too large relative to the total portfolio

o    Stock price appreciates beyond what is considered a sustainable level

o An alternative investment opportunity is identified that is considered more attractive than a current holding

During unusual market conditions, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to avoid losses, this type of investing could prevent the Fund from achieving its investment objective. During these times, the Fund may trade its portfolio securities more frequently. Frequent trading could result in increased fees, expenses, and taxes.

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PRINCIPAL RISKS
Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk
   Style Risk
   Issuer Risk
   Management Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably. The Fund's investments may be overweighted from time to time in one or more industry sectors, which could increase the Fund's exposure to risk of loss from adverse developments affecting those sectors.

Style Risk
The Fund purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. Growth stocks may be more volatile than other stocks because they are more sensitive to the market's view of the issuing company's growth potential. If that growth fails to occur, the price of the stock may decline quickly.

Issuer Risk
The risk that an issuer, or the value of its securities, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortage, corporate restructurings, fraudulent disclosures or other factors.

Management Risk
A strategy or selection method utilized by one or both of the asset managers may fail to produce the intended result. When all other factors have been accounted for and the asset manager chooses an investment, there is always the possibility that the choice will be a poor one.

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FEES AND EXPENSES
Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                         Class A                 Class B               Class C         Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                       5.75%(b)                 none                 none             none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)    none                     5%                  1%(c)            none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets: Class A  Class B  Class C  Class Y
Management fees                               0.78%    0.78%    0.78%    0.78%
Distribution (12b-1) fees                     0.25%    1.00%    1.00%    0.00%
Other expenses(e)                             0.59%    0.61%    0.62%    0.66%
Total                                         1.62%    2.39%    2.40%    1.44%
Fee waiver/expense reimbursement              0.22%    0.22%    0.22%    0.22%
Net expenses                                  1.40%    2.17%    2.18%    1.22%

(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) Other expenses are based on estimated amounts for the current fiscal year. AEFC has contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2003. Under this agreement, total expenses will not exceed 1.40% for Class A; 2.17% for Class B; 2.18% for Class C and 1.22% for Class Y.

(e) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.

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6p   --   AXP PARTNERS GROWTH FUND   --   2003 PROSPECTUS

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:
                                               1 year      3 years
Class A(a)                                       $709     $1,037
Class B(b)                                       $620     $1,025
Class B(c)                                       $220     $  725
Class C                                          $221     $  728
Class Y                                          $124     $  434

(a)  Includes a 5.75% sales charge.

(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.

(c)  Assumes you did not sell your Class B shares at the end of the period.

(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

PAST PERFORMANCE
The Fund is new as of the date of this prospectus and therefore the bar chart and performance information are not available. The information in the table that follows is provided to illustrate the past performance of the two subadvisers in managing investment vehicles with characteristics that are substantially similar to the Fund. The performance is measured against the Russell 1000 Growth Index and the Lipper Large-Cap Growth Index (the Indexes). This information represents neither the past performance of the Fund, or any portion of the Fund, nor the future performance of the Fund, nor any portion of the Fund.

Goldman Sachs
The Goldman Sachs U.S. Strategic Growth Composite includes all Strategic Growth accounts, which are diversified portfolios of primarily large cap companies generally invested in 50-70 companies. All performance information has been provided by the subadvisor and has not been audited by AEFC or the Fund. The composite includes all discretionary separately managed Strategic Growth Equity accounts with assets in excess of the following account values during the referenced periods: Inception through 1985 > $100 thousand, 1986 through 1988 > $2 million, 1989 through 1996 > $5 million. Effective December 31, 2001 all discretionary separately managed Strategic Growth Equity accounts from 1997 through present are included in the composite with no restrictions on asset size. Composite performance results are time-weighted based on quarterly portfolio valuations from inception through December 1996 and monthly portfolio valuations from January 1997 through present, and include the reinvestment of earnings. Composite performance is presented net of annual estimated operating expenses of 1.40% for the Fund's Class A shares, adjusted to reflect AEFC's contractual agreement to waive certain fees

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7p   --   AXP PARTNERS GROWTH FUND   --   2003 PROSPECTUS
through May 31, 2003. At December 31, 2002, total assets in the Goldman Sachs U.S. Strategic Growth Composite were $8,435 million. The method used to calculate the performance of a composite differs from the standardized method prescribed by the SEC for measuring the performance of a single mutual fund.

Eagle

The Eagle Institutional Growth Composite is shown on a time-weighted and size-weighted basis, after the deduction of management fees and costs. Because accounts are individually managed, returns for separate accounts may be higher or lower than the average performance figures stated. Composite performance is presented net of annual operating expenses of 1.40% for the Fund's Class A shares, adjusted to reflect AEFC's contractual agreement to waive certain fees through May 31, 2003. At December 31, 2002, total assets in the Eagle Institutional Growth Composite were $880.2 million. The method used to calculate the performance of a composite differs from the standardized method prescribed by the SEC for measuring the performance of a single mutual fund.

The results presented should not be viewed as representative of the Fund's future performance. The performance of the Fund and the Indexes may be either higher or lower than the historical performance of either or both of the Goldman Sachs Strategic Growth Fund Composite and the Eagle Institutional Growth Composite. In addition, while the Fund is managed in a fashion that is substantially similar to that of the Goldman Sachs Strategic Growth Fund Composite and the Eagle Institutional Growth Composite, investors should be aware that these are not the same funds and will not have the same performance. Investments made by the Fund at any given time may not be the same as those of the Goldman Sachs Strategic Growth Fund Composite and the Eagle Institutional Growth Composite. Private accounts are not subject to certain limitations, diversification requirements, and other restrictions imposed by rules and regulations applicable to public mutual funds. Different performance will result due to factors such as differences in cash flows into and out of the Fund, different fees and expenses and differences in portfolio size and positions.

Average Annual Total Return (as of December 31, 2002)

                                                 1 year     5 years   10 years
Goldman Sachs U.S. Strategic Growth Composite    -27.88%    -1.14%       8.52%
Eagle Institutional Growth Composite             -28.40%     3.13%      11.05%
Russell 1000(R) Growth Index(a)                  -27.88%    -3.84%       6.70%
Lipper Large-Cap Growth Index(b)                 -28.56%    -3.37%       5.78%

(a) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(b) The Lipper Large-Cap Growth Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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8p   --   AXP PARTNERS GROWTH FUND   --   2003 PROSPECTUS

INVESTMENT MANAGER
AEFC selects, contracts with, and compensates asset managers to manage the investment of the Fund's assets. AEFC monitors the compliance of the asset managers with the investment objectives and related policies of the Fund, review the performance of the asset managers, and reports periodically to the Board of Directors.

Goldman Sachs Asset Management
GSAM investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The Growth investment team has a 22-year consistent investment style applied through diverse and complete market cycles and a portfolio management and analytical team with combined investment experience of more than 225 years.

The following team members coordinate the management of the GSAM portion of the Fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

Growth Investment Team

Name and Title                                Experience
--------------------------------------------- -----------------------------------------------------------------------
Herbert E. Ehlers                             Mr. Ehlers joined GSAM as a senior portfolio manager and  Chief
Managing Director                             Investment Officer of the Growth team in 1997. From 1981 to 1997, he
Chief Investment Officer                      was the Chief Investment Officer and Chairman of Liberty and its
Senior Portfolio Manager                      predecessor firm, Eagle.
--------------------------------------------- -----------------------------------------------------------------------
Gregory H. Ekizian, CFA                       Mr Ekizian joined GSAM as a portfolio manager and Co-Chair of the
Managing Director                             Growth Investment Committee in 1997. From 1990 to 1997, he was a
Co-Chief Investment Officer                   portfolio manager at Liberty and its predecessor firm, Eagle.
Senior Portfolio Manager
--------------------------------------------- -----------------------------------------------------------------------
David G. Shell, CFA                           Mr. Shell joined GSAM as a portfolio manager in 1997.  From 1987 to
Managing Director                             1997, he was a portfolio manager at Liberty and its predecessor firm,
Co-Chief Investment Officer                   Eagle.
Senior Portfolio Manager
--------------------------------------------- -----------------------------------------------------------------------
Steven M. Barry                               Mr. Barry joined GSAM as a portfolio manager in 1999.  From 1988 to
Managing  Director                            1999,  he  was  a portfolio  manager  at  Alliance  Capital Management.
Co-Chief Investment Officer
Senior Portfolio Manager
--------------------------------------------- -----------------------------------------------------------------------
Kenneth T. Berents                            Mr. Berents joined GSAM as a portfolio manager in 2000.  From 1992 to
Managing Director                             1999, he was Director of Research and head of the Investment
Co-Chairman                                   Committee at Wheat First Union.
Investment Committee
Senior Portfolio Manager
--------------------------------------------- -----------------------------------------------------------------------
Ernest C. Segundo, Jr., CFA                   Mr. Segundo joined GSAM as a portfolio manager in 1997.  From 1992 to
Vice-President                                1997, he was a portfolio manager at Liberty and its predecessor firm,
Co-Chairman                                   Eagle.
Investment Committee
Senior Portfolio Manager
--------------------------------------------- -----------------------------------------------------------------------

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9p   --   AXP PARTNERS GROWTH FUND   --   2003 PROSPECTUS

Growth Investment Team (continued)

Name and Title                                Experience
--------------------------------------------- -----------------------------------------------------------------------
Andrew F. Pyne                                Mr. Pyne joined GSAM as a product manager in 1997.  He became a
Managing Director                             portfolio manager in August 2001. From 1992 to 1997, he was a product
Senior Portfolio Manager                      manager at Van Kampen Investments.
--------------------------------------------- -----------------------------------------------------------------------
Scott Kolar, CFA                              Mr. Kolar joined GSAM as an equity analyst in 1997 and became a
Vice President                                portfolio manager in 1999. From 1994 to 1997, he was an equity
Portfolio Manager                             analyst and information systems specialist at Liberty.
--------------------------------------------- -----------------------------------------------------------------------
Mark D. Shattan                               Mr. Shattan joined GSAM as an equity analyst in 1999 and became a
Vice President                                portfolio manager in 2002. From 1997 to 1999 he was an equity
Portfolio Manager                             research analyst at Salomon Smith Barney.
--------------------------------------------- -----------------------------------------------------------------------

Eagle

Name and Title                                Experience
--------------------------------------------- -----------------------------------------------------------------------
Ashi Parikh                                   Mr Parikh joined Eagle in 1999 as a managing director and lead
Senior Managing Director and                  portfolio manager. Prior to joining Eagle, Mr. Parikh served as
Lead Portfolio Manager                        Managing Director of Bank One's Growth Equity Team. Concurrent with his responsibilities as Managing Director, he was also the lead portfolio manager for multiple growth funds. Mr. Parikh joined  Bank
                                              One in 1992.
--------------------------------------------- -----------------------------------------------------------------------



Duane Eatherly, CFA                           Mr. Eatherly joined Eagle in 1999 as a senior equity research analyst
Managing Director and                         and was promoted to a portfolio manager in 2002. Prior to joining
Portfolio Manager                             Eagle, he served as sector manager for Technologies Equities for Bank
                                              One  Investment  Advisors  whom he joined in 1992.
--------------------------------------------- -----------------------------------------------------------------------

The Fund pays AEFC a fee for managing its assets. AEFC, in turn, pays a portion of this fee to each of the asset managers. Under the Investment Management Services Agreement, the fee that the Fund pays to AEFC is 0.780% on the first $1 billion, gradually reducing to 0.680% as assets increase, subject to a possible adjustment under the terms of a performance incentive arrangement. The maximum monthly adjustment (increase or decrease) will be 0.12% of the Fund's average net assets on an annual basis. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.

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10p   --   AXP PARTNERS GROWTH FUND   --   2003 PROSPECTUS

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisery agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Two asset managers, GSAM, a business unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs") and Eagle Asset Management, Inc., a subsidiary of Raymond James Financial, Inc. ("Eagle"), each manage a portion of the Fund's assets based on their respective experience in managing growth funds whose investment goals and strategies are substantially similar to those of the Fund. New investments in the Fund, net of any redemptions, are allocated to the asset managers in equal portions. AEFC reserves the right to modify this allocation.

GSAM is located at 32 Old Slip, 17th Floor, New York, New York 10005. Eagle is located at 880 Carillon Parkway, St. Petersburg, Florida 33733. GSAM and Eagle, subject to the supervision and approval of AEFC, provide investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under Investment Subadvisory Agreements with AEFC.

OTHER SECURITIES AND INVESTMENT STRATEGIES
The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, convertible securities, debt securities and foreign securities. Additionally, the Fund may utilize derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI).

Buying and Selling Shares

VALUING FUND SHARES
The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges

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11p   --   AXP PARTNERS GROWTH FUND   --   2003 PROSPECTUS
that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

Investment options summary

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                Class A          Class B        Class C         Class Y
--------------- ---------------- -------------- --------------- ----------------
Availability    Available to     Available to   Available to    Limited to
                all investors.   all            all investors.  qualifying
                                 investors.                     institutional
                                                                investors.
--------------- ---------------- -------------- --------------- ----------------
Initial Sales   Yes. Payable     No. Entire     No. Entire      No. Entire
Charge          at time of       purchase       purchase        purchase price
                purchase.        price is       price is        is invested in
                Lower sales      invested in    invested in     shares of the
                charge for       shares of      shares of the   Fund.
                larger           the Fund.      Fund.
                investments.
--------------- ---------------- -------------- --------------- ----------------
Deferred Sales  On purchases     Maximum 5%     1% CDSC         None.
Charge          over $500,000,   CDSC during    applies if
                1% CDSC          the first      you sell your
                applies if you   year           shares less
                sell your        decreasing     than one year
                shares less      to 0% after    after
                than one year    six years.     purchase.
                after purchase.
--------------- ---------------- -------------- --------------- ----------------
Distribution    Yes.* 0.25%      Yes.* 1.00%    Yes.* 1.00%     Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ---------------- -------------- --------------- ----------------
Conversion to   N/A              Yes,           No.             No.
Class A                          automatically
                                 in ninth
                                 calendar
                                 year of
                                 ownership.
--------------- ---------------- -------------- --------------- ----------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

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Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

PURCHASING SHARES
To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

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How to determine the correct TIN

For this type of account:            Use the Social Security or Employer
                                     Identification number of:
------------------------------------ ----------------------------------------
Individual or joint account          The individual or one of the owners
                                     listed on the joint account
------------------------------------ ----------------------------------------
Custodian account of a minor         The minor
(Uniform Gifts/Transfers to Minors
Act)
------------------------------------ ----------------------------------------
A revocable living trust             The grantor-trustee (the person who puts
                                     the  money  into the trust)
------------------------------------ ----------------------------------------
An irrevocable trust, pension        The legal entity (not the personal
trust or estate                      representative or trustee, unless no
                                     legal entity is designated in the
                                     account title)
------------------------------------ ----------------------------------------
Sole proprietorship                  The owner
------------------------------------ ----------------------------------------
Partnership                          The partnership
------------------------------------ ----------------------------------------
Corporate                            The corporation
------------------------------------ ----------------------------------------
Association, club or tax-exempt      The organization
organization
------------------------------------ ----------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy
of  federal  Form  W-9,   "Request  for  Taxpayer   Identification   Number  and
Certification." You also may obtain the form on the Internet at (www.irs.gov).

Three ways to invest

1 By mail

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300
Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

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14p   --   AXP PARTNERS GROWTH FUND   --   2003 PROSPECTUS

2 By scheduled investment plan

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o    automatic payroll deduction,

o    bank authorization,

o    direct deposit of Social Security check, or

o    other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts
Account balances:          none (on a scheduled investment plan with monthly
                           payments)

If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

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15p   --   AXP PARTNERS GROWTH FUND   --   2003 PROSPECTUS

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE  OR THIRD PARTIES
You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

SALES CHARGES
Class A -- initial sales charge alternative
When you purchase Class A shares, you pay a sales charge as shown in the following table:

                            Sales charge as percentage of:
Total market value      Public offering price*  Net amount invested
Up to $49,999                    5.75%                  6.10%
$50,000-$99,999                  4.75                   4.99
$100,000-$249,999                3.75                   3.90
$250,000-$499,999                2.50                   2.56
$500,000-$999,999                2.00**                 2.04**
$1,000,000 or more               0.00                   0.00

 * Offering price includes the sales charge.

** The sales charge will be waived until further notice.

The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o    your current investment in this Fund,

o    your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

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16p   --   AXP PARTNERS GROWTH FUND   --   2003 PROSPECTUS

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares
Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. Until further notice, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of shares (up to the amount sold):

     o of American Express mutual funds in a qualified plan subject to a deferred sales charge, or

     o in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

     Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

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17p   --   AXP PARTNERS GROWTH FUND   --   2003 PROSPECTUS

o    purchases made:

     o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

     o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

     o    within the University of Texas System ORP,

     o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

     o    within the University of Massachusetts After-Tax Savings Program, or

     o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative
For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:            The CDSC percentage rate is:
First year                                                5%
Second year                                               4%
Third year                                                4%
Fourth year                                               3%
Fifth year                                                2%
Sixth year                                                1%
Seventh year                                              0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

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18p   --   AXP PARTNERS GROWTH FUND   --   2003 PROSPECTUS

Example Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares The CDSC will be waived on sales of shares:

o    in the event of the shareholder's death,

o    held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     o    at least 59 1/2 years old AND

     o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

     o    selling  under  an  approved   substantially  equal  periodic  payment
          arrangement.

EXCHANGING/SELLING SHARES
Exchanges
You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.

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19p   --   AXP PARTNERS GROWTH FUND   --   2003 PROSPECTUS

Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

Selling Shares
You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.

Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.

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20p   --   AXP PARTNERS GROWTH FUND   --   2003 PROSPECTUS

Two ways to request an exchange or sale of shares

1 By letter

Include in your letter:

o    the name of the fund(s),

o    the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),

o    your Social Security number or Employer Identification number,

o    the dollar amount or number of shares you want to exchange or sell,

o signature of registered account owners, (All signatures may be required. Contact AECSC for more information.),

o    for sales, indicate how you want your money delivered to you, an

o    any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

2 By telephone

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100
Maximum sale amount:       $100,000

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21p   --   AXP PARTNERS GROWTH FUND   --   2003 PROSPECTUS

Four ways to receive payment when you sell shares

1 By regular or express mail

o    Mailed to the address on record.

o    Payable to names listed on the account.

o The express mail delivery charges you pay will vary depending on the courier you select.

2 By electronic funds transfer (EFT or ACH)

o    Minimum redemption: $100.

o    Funds are deposited electronically into your bank account.

o    No charge.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow two to five business days from request to deposit.

o    Pre-authorization  required.  For  instructions,   contact  your  financial
     advisor or AECSC.

3 By wire

o    Minimum redemption: $1,000.

o    Funds are wired electronically into your bank account.

o    Applicable wire charges will vary depending on service provided.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow one to two business days from request to deposit for domestic wires.

o    Pre-authorization  required.  For  instructions,   contact  your  financial
     advisor or AECSC.

4 By scheduled payout plan

o    Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

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22p   --   AXP PARTNERS GROWTH FUND   --   2003 PROSPECTUS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS
Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES
Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

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23p   --   AXP PARTNERS GROWTH FUND   --   2003 PROSPECTUS

--------------------------------------------------------------------------------
(logo)                                                              (logo)
American                                                            AMERICAN
   Express(R)                                                         EXPRESS(R)
 Partners Funds
--------------------------------------------------------------------------------

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI). The SAI is incorporated by reference in this prospectus. For a free copy of the SAI contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:
americanexpress.com

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-10321

Ticker Symbol
Class A:                  --                Class B:--
Class C:                  --                Class Y:--

                                                              S-6261-99 A (3/03)

                          AXP(R) PARTNERS SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                     AXP(R) PARTNERS GROWTH FUND (the Fund)

                                  MARCH 5, 2003

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling (800) 862-7919.

The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

Table of Contents
Mutual Fund Checklist                                            p.  3
Fundamental Investment Policies                                  p.  4
Investment Strategies and Types of Investments                   p.  5
Information Regarding Risks and Investment Strategies            p.  6
Security Transactions                                            p.  22
Brokerage Commissions Paid to Brokers Affiliated
   with American Express Financial Corporation                   p.  23
Performance Information                                          p.  24
Valuing Fund Shares                                              p.  25
Investing in the Fund                                            p.  26
Selling Shares                                                   p.  28
Pay-out Plans                                                    p.  28
Taxes                                                            p.  29
Agreements                                                       p.  30
Organizational Information                                       p.  33
Board Members and Officers                                       p.  36
Independent Auditors                                             p.  38
Appendix: Description of Ratings                                 p.  39

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2   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

Mutual Fund Checklist

[X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

[X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

[X]   A higher rate of return typically involves a higher risk of loss.

[X]   Past performance is not a reliable indicator of future performance.

[X]   ALL mutual funds have costs that lower investment return.

[X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

[X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING

Develop a Financial Plan

Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging
Regular                     Market price                   Shares
investment                   of a share                   acquired

  $100                       $  6.00                         16.7
   100                          4.00                         25.0
   100                          4.00                         25.0
   100                          6.00                         16.7
   100                          5.00                         20.0
  $500                        $25.00                        103.4

Average market price of a share over 5 periods:  $5.00 ($25.00 divided by 5)

The average price you paid for each share:       $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

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3   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has no current intention to borrow to a material extent.

o  Issue senior securities, except as permitted under the 1940 Act.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund's total assets may be invested without regard to this 10% limitation.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Lend Fund securities in excess of 30% of its net assets. The Fund has no current intention to lend to a material extent.

Except  for  the  fundamental   investment  policies  listed  above,  the  other
investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

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4   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies and types of investments           Allowable for the Fund?
Agency and Government Securities                                   yes
Borrowing                                                          yes
Cash/Money Market Instruments                                      yes
Collateralized Bond Obligations                                    yes
Commercial Paper                                                   yes
Common Stock                                                       yes
Convertible Securities                                             yes
Corporate Bonds                                                    yes
Debt Obligations                                                   yes
Depositary Receipts                                                yes
Derivative Instruments (including options and futures)             yes
Foreign Currency Transactions                                      yes
Foreign Securities                                                 yes
High-Yield (High-Risk) Securities (Junk Bonds)                     yes
Illiquid and Restricted Securities                                 yes
Indexed Securities                                                 yes
Inverse Floaters                                                    no
Investment Companies                                               yes
Lending of Portfolio Securities                                    yes
Loan Participations                                                yes
Mortgage- and Asset-Backed Securities                              yes
Mortgage Dollar Rolls                                               no
Municipal Obligations                                              yes
Preferred Stock                                                    yes
Real Estate Investment Trusts                                      yes
Repurchase Agreements                                              yes
Reverse Repurchase Agreements                                      yes
Short Sales                                                         no
Sovereign Debt                                                     yes
Structured Products                                                yes

Swap Agreements                                                     no

Variable- or Floating-Rate Securities                              yes
Warrants                                                           yes

When-Issued Securities and Forward Commitments                     yes

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities               yes

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5   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

The following are guidelines that may be changed by the board at any time:

o Under normal market conditions, the Fund's net assets (including the amount of any borrowings for investment purposes) will be invested in equity securities of U.S. companies.

o The Fund will not invest more than 10% of its net assets in bonds below investment grade.

o    The Fund may invest up to 15% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not invest more than 10% of its net assets in securities of investment companies.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in stock index futures contracts.

o    The Fund will not invest in a company to control or manage it.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Company Risk

The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

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6   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small and Medium Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

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INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance
Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

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Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment
Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

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Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American  Depositary  Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

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Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing

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transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

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The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature

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of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

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The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

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Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities.
Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

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17   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

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Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General  obligation  bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal  lease  obligations  may  take the  form of a  lease,  an  installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

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Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  structured  products  include:   Credit  Risk,
Liquidity Risk, and Management Risk.

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20   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

Swap Agreements

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.

Interest Rate Swaps. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. The Fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Advisor. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one NRSRO at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Currency Swaps. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Liquidity Risk, Credit Risk and Correlation Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

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21   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  zero-coupon,   step-coupon,   and  pay-in-kind
securities include: Credit Risk, Interest Rate Risk, and Management Risk.

Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

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22   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.

Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

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23   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                 P(1 + T) (to the power of n) = ERV

where:       P = a hypothetical initial payment of $1,000
             T = average annual total return
             n = number of years
           ERV = ending  redeemable value of a hypothetical  $1,000
                 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                      ERV - P
                      -------
                         P

where:      P = a hypothetical initial payment of $1,000
          ERV = ending  redeemable value of a hypothetical  $1,000
                payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

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24   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

Valuing Fund Shares

In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

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25   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

Investing in the Fund

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.

Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. The sales charge is paid to the Distributor by the person buying the shares.

Class A -- Calculation of the Sales Charge

Sales charges are determined as follows:

                               Sales charge as a percentage of:
Total market value     Public offering price          Net amount invested
Up to $49,999                    5.75%                          6.10%
$50,000-$99,999                  4.75                           4.99
$100,000-$249,999                3.75                           3.90
$250,000-$499,999                2.50                           2.56
$500,000-$999,999                2.00*                          2.04*
$1,000,000 or more               0.00                           0.00

* The sales charge will be waived until further notice.

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 591/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge
                                      Number of participants
Total plan assets             1-99                           100 or more
Less than $1 million           4%                                0%
$1 million or more             0%                                0%

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.

Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express mutual funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express mutual funds other than Class A; purchases in American Express mutual funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A

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26   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND
shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o Qualified employee benefit plans* if the plan:

     o uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

          o    at least $10 million in plan assets or

          o    500 or more participants; or

     o    does not use daily transfer recordkeeping and has

          o    at least $3 million invested in American Express mutual funds or

          o    500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

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27   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

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28   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities.

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

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29   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

Assets (billions)                 Annual rate at each asset level
First $1.0                                     0.780%
Next   1.0                                     0.755
Next   1.0                                     0.730
Next   3.0                                     0.705
Over   6.0                                     0.680

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day. The management fee is paid monthly. AEFC has agreed to certain fee waivers and expense reimbursements as discussed in the Fund's prospectus.

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the change in the Lipper Large-Cap Growth Funds Index (Index). The performance difference is then used to determine the adjustment rate.

Performance
difference        Adjustment rate
0.00%-0.50%       0
0.50%-1.00%       6 basis points times the performance difference over 0.50%
                  (maximum of 3 basis points if a 1% performance difference)
1.00%-2.00%       3 basis points, plus 3 basis points times the performance
                  difference over 1.00% (maximum 6 basis points if a
                  2% performance difference)
2.00%-4.00%       6 basis points, plus 2 basis points times the performance
                  difference over 2.00% (maximum 10 basis points
                  if a 4% performance difference)
4.00%-6.00%       10 basis points, plus 1 basis point times the performance
                  difference over 4.00% (maximum 12 basis points
                  if a 6% performance difference)
6.00% or more     12 basis points

For example,  if the  performance  difference is 2.38%,  the adjustment  rate is
0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the Fund is 0.0012 per year. Where the Fund's Class A performance exceeds that of the Index, the fee paid to AEFC will increase. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the fee paid to AEFC will decrease.

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30   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

The first adjustment will be made on October 1, 2003 and will cover the six-month period beginning April 1, 2003. The comparison period will increase by one month each month until it reaches 12 months. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board.

Subadvisory Agreements

The assets of the Fund are managed by two Subadvisers that have been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadvisers for the Fund to the board based upon its assessment of the skills of the Subadvisers in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of Subadvisers.

AEFC allocates the assets of the Fund among the Subadvisers. Each Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restriction. Generally, the services that the Subadviser provides to the Fund are limited to asset management and related recordkeeping services.

AEFC enters into an advisory agreement with each Subadviser known as a Subadvisory Agreement. A Subadviser may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.

The Subadvisers to the Fund are set forth below. The information has been supplied by the respective Subadviser.

Subadvisers

Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs") located at 32 Old Slip, 17th Floor, New York, New York 10005, subadvises the Fund's assets. Goldman Sachs, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC.

Eagle Asset Management, Inc. a subsidiary of Raymond James Financial, Inc. ("Eagle") located at 880 Carillon Parkway, St. Petersburg, Florida 33733, subadvises the Fund's assets. Eagle, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC.

ADMINISTRATIVE SERVICES AGREEMENT

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)               Annual rate at each asset level
First $1.0                                0.060%
Next   1.0                                0.055
Next   1.0                                0.050
Next   3.0                                0.045
Over   6.0                                0.040

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.

Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

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31   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

TRANSFER AGENCY AGREEMENT

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19 per year, for Class B is $20 per year, for Class C is $19.50 per year and for Class Y is $17 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily.

Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION

For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

CUSTODIAN AGREEMENT

The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

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32   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.

In addition to managing assets of more than $62 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $193 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,600 branch offices and more than 10,300 financial advisors.

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS
                                                Date of                Form of          State of     Fiscal
Fund                                          organization          organization     organization  year end    Diversified
AXP(R) California Tax-Exempt Trust                      4/7/86     Business Trust(2)        MA        6/30
   AXP(R)  California  Tax-Exempt  Fund                                                                             No
AXP(R)  Dimensions  Series,  Inc.(4)          2/20/68, 6/13/86(1)     Corporation        NV/MN        7/31
   AXP(R) Growth Dimensions Fund                                                                                   Yes
   AXP(R) New Dimensions Fund                                                                                      Yes
AXP(R) Discovery  Series,  Inc.(4)           4/29/81,  6/13/86(1)     Corporation        NV/MN        7/31
   AXP(R) Discovery Fund Yes
AXP(R) Equity Series, Inc.(4)                 3/18/57, 6/13/86(1)     Corporation        NV/MN       11/30
AXP(R) Equity Select Fund                                                                                          Yes
AXP(R) Fixed Income Series, Inc.(4)           6/27/74, 6/31/86(1)     Corporation        NV/MN        8/31
   AXP(R) Bond Fund                                                                                                Yes
AXP(R) Global Series, Inc.                            10/28/88        Corporation           MN       10/31
   AXP(R) Emerging Markets Fund                                                                                    Yes
   AXP(R) Global Balanced Fund                                                                                     Yes
   AXP(R) Global Bond Fund                                                                                          No
   AXP(R) Global Growth Fund                                                                                       Yes
   AXP(R) Global Technology Fund(3)                                                                                 No
AXP(R) Government Income Series, Inc.(4)               3/12/85        Corporation           MN        5/31
   AXP(R) Federal Income Fund                                                                                      Yes
   AXP(R) U.S. Government Mortgage Fund                                                                            Yes

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33   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND


                                                Date of             Form of            State of     Fiscal
Fund                                          organization        organization       organization  year end    Diversified
AXP(R) Growth Series, Inc.                    5/21/70, 6/13/86(1)     Corporation        NV/MN        7/31
   AXP(R) Growth  Fund                                                                                             Yes
   AXP(R) Large Cap Equity  Fund                                                                                   Yes
   AXP(R) Large Cap Value Fund                                                                                     Yes
   AXP(R) Research Opportunities Fund                                                                              Yes
AXP(R) High Yield Income  Series,  Inc.(4)             8/17/83        Corporation           MN        5/31
   AXP(R) Extra Income Fund                                                                                        Yes
AXP(R) High Yield Tax-Exempt Series, Inc.(4) 12/21/78, 6/13/86(1)     Corporation        NV/MN       11/30
   AXP(R) High Yield Tax-Exempt Fund                                                                               Yes
AXP(R) Income Series, Inc.(4)                2/10/45,  6/13/86(1)     Corporation        NV/MN        5/31
   AXP(R) Selective Fund                                                                                           Yes
AXP(R) International Series, Inc.(4)                   7/18/84        Corporation           MN       10/31
   AXP(R) European Equity Fund                                                                                      No
   AXP(R) International Fund                                                                                       Yes
AXP(R) Investment Series, Inc.                1/18/40, 6/13/86(1)     Corporation        NV/MN        9/30
   AXP(R) Diversified Equity Income Fund                                                                           Yes
   AXP(R) Mid Cap Value Fund                                                                                       Yes
   AXP(R) Mutual                                                                                                   Yes
AXP(R) Managed Series, Inc.                            10/9/84        Corporation           MN        9/30
   AXP(R) Managed Allocation Fund                                                                                  Yes
AXP(R) Market Advantage Series, Inc.                   8/25/89        Corporation           MN        1/31
   AXP(R) Blue Chip Advantage Fund                                                                                 Yes
   AXP(R) Mid Cap Index Fund                                                                                        No
   AXP(R) S&P 500 Index Fund                                                                                        No
   AXP(R) Small Company Index Fund                                                                                 Yes
AXP(R) Money Market Series, Inc.              8/22/75, 6/13/86(1)     Corporation        NV/MN        7/31
   AXP(R) Cash Management Fund                                                                                     Yes
AXP(R) Partners Series, Inc.                           3/20/01        Corporation           MN        5/31
   AXP(R) Partners Fundamental Value Fund                                                                          Yes
   AXP(R) Partners Select Value Fund                                                                               Yes
   AXP(R) Partners Small Cap Core Fund                                                                             Yes
   AXP(R) Partners Small Cap Value Fund                                                                             No
   AXP(R) Partners Value Fund                                                                                      Yes
AXP(R) Partners International Series, Inc.              5/9/01        Corporation           MN       10/31
   AXP(R) Partners International
        Aggressive Growth Fund                                                                                     Yes
   AXP(R) Partners International
        Core Fund                                                                                                  Yes
   AXP(R) Partners International
        Select Value Fund                                                                                          Yes
   AXP(R) Partners International
        Small Cap Fund                                                                                             Yes
AXP(R) Progressive Series,  Inc.(4)          4/23/68,  6/13/86(1)     Corporation        NV/MN        9/30
   AXP(R) Progressive Fund                                                                                         Yes
AXP(R) Sector Series,  Inc.(3),(4)                     3/25/88        Corporation           MN        6/30
   AXP(R) Utilities Fund                                                                                           Yes
AXP(R) Selected  Series,  Inc.(4)                      10/5/84        Corporation           MN        3/31
   AXP(R) Precious Metals Fund                                                                                      No

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34   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND


                                                Date of               Form of            State of     Fiscal
Fund                                          organization          organization       organization  year end   Diversified
AXP(R) Special Tax-Exempt Series Trust                  4/7/86     Business Trust(2)        MA        6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                  Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                             No
   AXP(R) Michigan Tax-Exempt Fund                                                                                  No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                 No
   AXP(R) New York Tax-Exempt Fund                                                                                  No
   AXP(R) Ohio Tax-Exempt Fund                                                                                      No
AXP(R) Stock Series,  Inc.(4)                2/10/45,  6/13/86(1)     Corporation        NV/MN        9/30
   AXP(R) Stock Fund                                                                                               Yes
AXP(R) Strategy Series, Inc.                           1/24/84        Corporation           MN        3/31
   AXP(R) Equity Value Fund                                                                                        Yes
   AXP(R) Focused Growth Fund(3)                                                                                    No
   AXP(R) Partners Small Cap Growth Fund(3)                                                                        Yes
   AXP(R) Small Cap Advantage Fund                                                                                 Yes
   AXP(R) Strategy Aggressive Fund                                                                                 Yes
AXP(R) Tax-Exempt Series, Inc.                9/30/76, 6/13/86(1)     Corporation        NV/MN       11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                             Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                     Yes
AXP(R) Tax-Free Money Series,  Inc.(4)       2/29/80,  6/13/86(1)     Corporation        NV/MN       12/31
   AXP(R) Tax-Free Money Fund                                                                                      Yes

(1)  Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective Feb. 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

(4) Effective Nov. 13, 2002, AXP(R) Bond Fund, Inc. changed its name to AXP(R) Fixed Income Series, Inc. and created a series, AXP(R) Bond Fund, AXP(R) Discovery Fund, Inc. changed its name to AXP(R) Discovery Series, Inc. and created a series, AXP(R) Discovery Fund, AXP(R) Equity Select Fund, Inc. changed its name to AXP(R) Equity Series, Inc. and created a series, AXP(R) Equity Select Fund, AXP(R) Extra Income Fund, Inc. changed its name to AXP(R) High Yield Income Series, Inc. and created a series, AXP(R) Extra Income Fund, AXP(R) Federal Income Fund, Inc. changed its name to AXP(R) Government Income Series, Inc., AXP(R) High Yield Tax-Exempt Fund, Inc. changed its name to AXP(R) High Yield Tax-Exempt Series, Inc. and created a series, AXP(R) High Yield Tax-Exempt Fund, AXP(R) International Fund, Inc. changed its name to AXP(R) International Series, Inc., AXP(R) New Dimensions Fund, Inc. changed its name to AXP(R) Dimensions Series, Inc., AXP(R) Precious Metals Fund, Inc. changed its name to AXP(R) Selected Series, Inc. and created a series, AXP(R) Precious Metals Fund, AXP(R) Progressive Fund, Inc. changed its name to AXP(R) Progressive Series, Inc. and created a series, AXP(R) Progressive Fund, AXP(R) Selective Fund, Inc. changed its name to AXP(R) Income Series, Inc. and created a series, AXP(R) Selective Fund, AXP(R) Stock Fund, Inc. changed its name to AXP(R) Stock Series, Inc. and created a series, AXP(R) Stock Fund, AXP(R) Tax-Free Money Fund, Inc. changed its name to AXP(R) Tax-Free Money Series, Inc. and created a series, AXP(R) Tax-Free Money Fund, and AXP(R) Utilities Income Fund, Inc. changed its name to AXP(R) Sector Series, Inc.

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35   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Arne H. Carlson                    Board member since     Chair, Board Services                         Joint Audit,
901 S. Marquette Ave.              1999                   Corporation (provides                         Contracts,
Minneapolis, MN 55402                                     administrative                                Executive,
Born in 1934                                              services to boards).                          Investment Review,
                                                          Former Governor of                            Board Effectiveness
                                                          Minnesota
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Philip J. Carroll, Jr.             Board member since     Retired Chairman and     Scottish Power       Joint Audit,
901 S. Marquette Ave.              2002                   CEO, Fluor Corporation   PLC, Vulcan          Contracts
Minneapolis, MN 55402                                     (engineering and         Materials Company,
Born in 1937                                              construction) since      Inc. (construction
                                                          1998.                    materials/chemicals)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Livio D. DeSimone                  Board member since     Retired Chair of the     Cargill,             Joint Audit,
30 Seventh Street East             2001                   Board and Chief          Incorporated         Contracts, Executive
Suite 3050                                                Executive Officer,       (commodity
St. Paul, MN 55101-4901                                   Minnesota Mining and     merchants and
Born in 1936                                              Manufacturing (3M)       processors),
                                                                                   General Mills,
                                                                                   Inc. (consumer
                                                                                   foods), Vulcan
                                                                                   Materials Company
                                                                                   (construction
                                                                                   materials/chemicals),
                                                                                   Milliken & Company
                                                                                   (textiles and
                                                                                   chemicals), and
                                                                                   Nexia
                                                                                   Biotechnologies,
                                                                                   Inc.
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Heinz F. Hutter*                   Board member since     Retired President and                         Board Effectiveness,
P.O. Box 2187                      1994                   Chief Operating                               Executive,
Minneapolis, MN 55402                                     Officer, Cargill,                             Investment Review
Born in 1929                                              Incorporated
                                                          (commodity merchants
                                                          and processors)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Anne P. Jones                      Board member since     Attorney and Consultant  Motorola, Inc.       Joint Audit, Board
5716 Bent Branch Rd.               1985                                            (electronics)        Effectiveness,
Bethesda, MD 20816                                                                                      Executive
Born in 1935
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Stephen R. Lewis, Jr.**            Board member since     Retired President and    Valmont              Contracts,
222 South 9th Street #440          2002                   Professor of             Industries, Inc.     Investment Review,
Minneapolis, MN 55402                                     Economics, Carleton      (manufactures        Executive
Born in 1939                                              College                  irrigation systems)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Alan G. Quasha                     Board member since     President, Quadrant      Compagnie            Joint Audit, Board
720 Fifth Avenue                   2002                   Management, Inc.         Financiere           Effectiveness
New York, NY 10019                                        (management of private   Richemont AG
Born in 1949                                              equities)                (luxury goods)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Alan K. Simpson                    Board member since     Former three-term        Biogen, Inc.         Investment Review,
1201 Sunshine Ave.                 1997                   United States Senator    (biopharmaceuticals) Board Effectiveness
Cody, WY 82414                                            for Wyoming
Born in 1931
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Alison Taunton-Rigby               Board member since     President, Forester      Synaptic             Investment Review,
901 S. Marquette Ave.              2002                   Biotech since 2000.      Pharmaceuticals      Contracts
Minneapolis, MN 55402                                     Former President and     Corporation
Born in 1944                                              CEO, Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of one of the Fund's subadvisers, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

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36   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

Board Members Affiliated with AEFC***

Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Barbara H. Fraser                  Board member since     Executive Vice
1546 AXP Financial Center          2002                   President - AEFA
Minneapolis, MN 55474                                     Products and Corporate
Born in 1949                                              Marketing of AEFC
                                                          since 2002. President
                                                          - Travelers Check
                                                          Group, American
                                                          Express Company,
                                                          2001-2002. Management
                                                          Consultant, Reuters,
                                                          2000-2001. Managing
                                                          Director -
                                                          International
                                                          Investments, Citibank
                                                          Global, 1999-2000.
                                                          Chairman and CEO,
                                                          Citicorp Investment
                                                          Services and Citigroup
                                                          Insurance Group, U.S.,
                                                          1998-1999
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Stephen W. Roszell                 Board member since     Senior Vice President
50238 AXP Financial Center         2002; Vice President   - Institutional Group
Minneapolis, MN 55474              since 2002             of AEFC
Born in 1949
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
William F. Truscott                Board member since     Senior Vice President
53600 AXP Financial Center         2001, Vice President   - Chief Investment
Minneapolis, MN 55474              since 2002             Officer of AEFC since
Born in 1960                                              2001. Former Chief
                                                          Investment Officer and
                                                          Managing Director,
                                                          Zurich Scudder
                                                          Investments
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Jeffrey P. Fox                     Treasurer since 2002   Vice President -
50005 AXP Financial Center                                Investment Accounting,
Minneapolis, MN 55474                                     AEFC, since 2002; Vice
Born in 1955                                              President - Finance,
                                                          American Express
                                                          Company, 2000-2002;
                                                          Vice President -
                                                          Corporate Controller,
                                                          AEFC, 1996-2000
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Paula R. Meyer                     President since 2002   Senior Vice President
596 AXP Financial Center                                  and General Manager -
Minneapolis, MN 55474                                     Mutual Funds, AEFC,
Born in 1954                                              since 2002; Vice
                                                          President and Managing
                                                          Director - American
                                                          Express Funds, AEFC,
                                                          2000-2002; Vice
                                                          President, AEFC,
                                                          1998-2000
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Leslie L. Ogg                      Vice President,        President of Board
901 S. Marquette Ave.              General Counsel, and   Services Corporation
Minneapolis, MN 55402              Secretary since 1978
Born in 1938
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

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37   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

Several committees facilitate its work

Executive Committee -- Acts for the board between meetings of the board.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process.

Board Members' holdings

The following table shows the Fund Board Members' ownership of American Express Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2002
Based on net asset values as of Dec. 31, 2002
                                                    Aggregate dollar range of
                           Dollar range of          equity securities of all
                          equity securities          American Express Funds
                             in the Fund            overseen by Board Member
                                Range                      Range

Arne H. Carlson                 none                    over $100,000
Philip J. Carroll, Jr.          none                        none
Livio D. DeSimone               none                    over $100,000
Heinz F. Hutter                 none                    over $100,000
Anne P. Jones                   none                    over $100,000
Stephen R. Lewis, Jr.           none                     $1-$10,000
Alan G. Quasha                  none                        none
Alan K. Simpson                 none                  $50,001-$100,000
Alison Taunton-Rigby            none                        none

Independent Auditors

The financial statements contained in the Annual Report will be audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

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38   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

Appendix

DESCRIPTION OF RATINGS

Standard & Poor's Debt Ratings

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o    Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

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39   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity  for  timely   payment  on  issues  with  this   designation   is
     satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of
     changes   in   circumstances   than   obligations   carrying   the  higher
     designations.

B    Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

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40   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2  Satisfactory   capacity  to  pay  principal   and   interest,   with  some
      vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's

Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

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41   --   AXP PARTNERS SERIES, INC.-- AXP PARTNERS GROWTH FUND

S-6261-20 A (3/03)